EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Sports Media Entertainment Corp. for the fiscal quarter ending March 31, 2014, I, Brenden Garrison, Chief Executive Officer of Sports Media Entertainment Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of Sports Media Entertainment Corp.

Dated: April 22, 2014	By:	/s/ Brenden Garrison
Brenden Garrison
Interim Chairman, President and Chief Executive Officer (Principal Executive Officer) and Secretary